Item 1: Report to Shareholders

Institutional Large-Cap Value Fund	June 30, 2005

The views and opinions in this report were current as of June 30, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Dear Investors

The first six months of 2005 left us with little to cheer about. While the second quarter was somewhat more encouraging than the first, it was a generally lackluster market. Indeed, with the exception of the appreciation in energy stocks, the first half of the year was somewhat of a nonevent: the needle on the S&P 500 Index moved only slightly, recording a small loss of -0.81%. Most stock categories struggled over the first half, except for mid-cap shares and select value segments, which bucked the overall trend. Value stocks outperformed growth across the various market capitalizations.

Performance for your fund over the past six months, while fair relative to the market in general, was less than we have come to expect from ourselves. Your fund had a return of -0.55% for the first half of the year, which compared negatively with the returns of the Russell 1000 Value Index and your fund’s Lipper benchmark. Results were more robust over the 12-month period, with the fund producing a return of 9.99%, which outpaced the Lipper benchmark but lagged the Russell 1000 Value Index.

Performance Comparison
Periods Ended 6/30/05	6 Months	12 Months
Institutional Large-Cap
Value Fund	-0.55%	9.99%
Russell 1000 Value Index	1.76	14.06
Lipper Large-Cap Value
Funds Index	0.49	8.75

Portfolio Review

Stock and sector performance was mixed in the first half of 2005. The energy and utility sectors were notable for their strong performance against an uninspiring market backdrop. Energy was the best-performing sector for the first half of this year, and it is no surprise that several energy companies, including ExxonMobil, Baker Hughes, Chevron, and Amerada Hess, were all strong contributors to your fund’s performance. However, relative to the Russell 1000 Value Index benchmark, we did not own enough of them, creating a headwind to relative performance. (Please see our Portfolio of Investments for a complete list of fund holdings.)

Investments in traditionally defensive market sectors such as defense (Lockheed Martin and Rockwell Collins) and utilities (Duke Energy and First Energy) did very well in the first half of the year and aided performance. The pace of merger activity picked up substantially, and after disappointing us for several years, May Department Stores finally lived up to expectations following a takeover announcement by Federated Department Stores. In addition, strong stock selection in the technology sector aided relative results. Texas Instruments rebounded as fundamentals in the semiconductor industry began to improve, Hewlett Packard rebounded due to a management change at the top of the organization, and Motorola benefited from product offerings in the cell phone market.

Sector Diversification
	Percent of	Percent of
	Net Assets	Net Assets
	12/31/04	6/30/05
Financials	29.8%	32.6%
Consumer Discretionary	13.3	12.5
Energy	9.6	10.6
Industrials and Business Services	14.6	9.3
Health Care	5.6	7.2
Information Technology	4.7	6.4
Telecommunication Services	6.1	6.0
Consumer Staples	4.9	5.3
Utilities	4.3	4.5
Materials	5.4	4.3
Other and Reserves	1.7	1.3
Total	100.0	100.0
Historical weightings reflect current industry/sector classifications.

We had our laggards as well, of course. We were particularly disappointed by International Paper in that we thought the company was better positioned to improve performance than has been evident thus far. Our investments in the media industry suffered as advertising trends have been weaker than anticipated, and our holdings in Dow Jones and New York Times hindered fund performance. While both have made expensive acquisitions that have hurt their share prices, these companies remain excellent franchises in our view. In the financials sector, Marsh & McLennan was weak as pricing hurt insurance brokers. Also, the company continues to struggle with the aftermath of New York Attorney General Eliot Spitzer’s probe from late last year. Marsh remains a dominant global insurance broker, however, and the company’s new management appears to be moving it in the right direction.

Portfolio Strategy and Changes

We made a number of portfolio changes during the period, initiating or adding to positions in some areas and reducing or eliminating stocks that have performed quite well. As a reminder, our focus is to invest in larger-capitalization companies selling at attractive valuation levels. In many cases, these companies have suffered due to some investor concerns or uncertainties that have resulted in good valuation opportunities. We view ourselves as investors, not speculators, and have a longer-term time horizon when we make our investment decisions.

Since the start of the year, we have seen significant investment opportunity in companies that represent the “growthier” edges of our value universe. Our assessment of the value structure of the equities market indicated that the share prices of many growth companies had fallen to attractive valuation levels and were, therefore, suitable for inclusion in our portfolio. We initiated positions in IBM, American International Group, Pfizer, Anheuser Busch, Fifth Third Bancorp, and Fannie Mae. All of these companies are seeing their growth prospects slow as their businesses become more mature, but their growth rates are still higher than those of most traditional value companies. Many growth investors have simply disgorged their investments in these companies as their pace of revenue and earnings growth has been less than investors’ expectations. However, a maturing business model does not necessarily lead to a bad investment, especially if the market has already taken account of slowing growth in the company’s valuation.

We eliminated some stocks that have done well for the portfolio over the past several years, including Marathon Oil in the energy sector and Lockheed Martin and Rockwell Collins in the industrials sector. We also eliminated May Department Stores after its merger announcement. Additionally, we have continued to focus on swapping one company whose valuation merits have faded for another in its segment that has more appealing characteristics. Accordingly, over the six months, we took some profits with the elimination of railroad operator CSX and added to our position in Union Pacific, which trades at more attractive levels and has room for operational improvements. Other swaps included trading out of Freddie Mac to establish a position in the previously mentioned Fannie Mae, and eliminating our position in Ford in favor of a new position in General Motors.

Outlook

In terms of the market’s direction, our forecast has changed very little from our last letter to you. We think the economy will continue its gradual recovery and support mild corporate earnings growth. However, we also believe that it is difficult to make a strong case for multiple expansion given the specter of rising interest rates, high oil prices, and an uncertain geopolitical environment. Therefore, we would expect to see equity markets move moderately higher in response to earnings gains. While we remain cautiously optimistic about the stock market prospects for the rest of the year, our primary discipline is to follow the course we have taken since the fund’s inception: selecting stocks with valuation appeal, sound fundamentals, and reasonable balance sheet integrity.

Respectfully submitted,

Brian C. Rogers
President

Stephen W. Boesel
Vice President

John D. Linehan
Executive Vice President and chairman of the fund’s Investment Advisory Committee

July 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

Risks of Investing in the Fund

Value investors seek to invest in companies whose stock prices are low in relation to their real worth or future prospects. By identifying companies whose stocks are currently out of favor or misunderstood, value investors hope to realize significant appreciation as other investors recognize the stock’s intrinsic value and the price rises accordingly. The value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Glossary

Lipper index: An index of mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

S&P 500 Index: A market cap-weighted index of 500 widely held stocks often used as a proxy for the overall stock market. Performance is reported on a total-return basis.

Russell 1000 Index: Consists of the largest 1,000 companies within the Russell 3000 Index. Performance is reported on a total-return basis.

Russell 1000 Value Index: Market capitalization-weighted index of those firms in the Russell 1000 with lower price-to-book ratios and forecasted growth rates.

Portfolio Highlights

Twenty-Five Largest Holdings
Percent of
Net Assets
6/30/05
ExxonMobil	4.9%
Citigroup	3.8
J.P. Morgan Chase	3.6
Chevron	3.1
Bank of America	3.0
GE	2.8
Marsh & McLennan	2.1
American International Group	2.1
Honeywell International	2.0
Verizon Communications	1.9
U.S. Bancorp	1.9
Time Warner	1.8
Baker Hughes	1.8
Pfizer	1.8
NiSource	1.7
Merck	1.6
Union Pacific	1.6
Microsoft	1.5
Duke Energy	1.5
Sprint	1.5
Hewlett-Packard	1.5
IBM	1.5
Morgan Stanley	1.5
Comcast	1.5
Liberty Media	1.5
Total	53.5%
Note: Table excludes investments in the T. Rowe Price Reserve Investment
Fund.

Portfolio Highlights

Major Portfolio Changes
Listed in descending order of size
6 Months Ended 6/30/05

LARGEST PURCHASES	LARGEST SALES
American International Group*	GE
ExxonMobil	Lockheed Martin**
Pfizer*	CSX**
Marsh & McLennan	May Department Stores**
Citigroup	Freddie Mac**
J.P. Morgan Chase	UnumProvident**
IBM*	Comerica**
Chevron	Prudential
GE	AT&T**
Hartford Financial Services*	Rockwell Collins**

12 Months Ended 6/30/05

LARGEST PURCHASES	LARGEST SALES
ExxonMobil	GE
GE	Lockheed Martin**
Citigroup	CSX**
J.P. Morgan Chase	May Department Stores**
Marsh & McLennan	Freddie Mac**
American International Group*	Rockwell Collins**
Chevron	TXU**
Pfizer*	Comerica**
Bank of America	UnumProvident**
IBM*	Prudential

* Position added
** Position eliminated

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Average Annual Compound Total Return

			Since
			Inception
Periods Ended 6/30/05	1 Year	5 Years	3/31/00

Institutional Large-Cap Value Fund	9.99%	9.27%	8.60%
Russell 1000 Value Index	14.06	6.56	5.27
Lipper Large-Cap Value Funds Index	8.75	1.93	1.42

Current performance may be higher or lower than the quoted past per-
formance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance informa-
tion, please visit our Web site (troweprice.com) or contact a T. Rowe
Price representative at 1-800-638-8790.

This table shows how the portfolio and its benchmarks would have per-
formed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capi-
tal gain distributions. Returns do not reflect taxes that the shareholder may pay on portfolio distributions or the redemption of portfolio shares.
When assessing performance, investors should consider both short- and long-term returns.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. Rowe Price Institutional Large-Cap Value Fund

			Expenses
	Beginning	Ending	Paid During
	Account	Account	Period*
	Value	Value	1/1/05 to
	1/1/05	6/30/05	6/30/05
Actual	$1,000.00	$ 994.50	$3.21
Hypothetical
(Assumes 5% return
before expenses)	1,000.00	1,021.57	3.26

* Expenses are equal to the fund’s annualized expense ratio for the six-
month period (0.65%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (181) divided by the days in the year (365) to reflect the half-year period.

Financial Highlights
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)

	For a share outstanding throughout each period

	6 Months	Year				3/31/00
	Ended	Ended				Through
	6/30/05**	12/31/04	12/31/03	12/31/02	12/31/01	12/31/00
NET ASSET VALUE
Beginning of period	$12.71	$11.28	$8.74	$10.39	$11.34	$10.00

Investment activities
Net investment income (loss)	0.11*	0.17*	0.06*	0.10*	0.16*	0.13*
Net realized and
unrealized gain (loss)	(0.18)	1.64	2.53	(1.62)	0.32	1.42

Total from
investment activities	(0.07)	1.81	2.59	(1.52)	0.48	1.55

Distributions
Net investment income	–	(0.18)	(0.05)	(0.10)	(0.16)	(0.13)
Net realized gain	–	(0.20)	–	(0.03)	(1.27)	(0.08)

Total distributions	–	(0.38)	(0.05)	(0.13)	(1.43)	(0.21)

NET ASSET VALUE
End of period	$12.64	$12.71	$11.28	$8.74	$10.39	$11.34

Ratios/Supplemental Data
Total return^	(0.55)%*	16.09%*	29.66%*	(14.64)%*	4.44%*	15.57%*
Ratio of total expenses to
average net assets	0.65%*†	0.65%*	0.65%*	0.65%*	0.65%*	0.65%*†
Ratio of net investment
income (loss) to average
net assets	1.76%*†	1.91%*+	1.98%*	1.98%*	1.37%*	1.65%*†
Portfolio turnover rate	28.1%†	18.8%	28.9%	25.3%	106.3%	58.4%†
Net assets, end of period
(in thousands)	$119,652	$75,714	$42,165	$7,061	$2,414	$2,312

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
** Per share amounts calculated using average shares outstanding method.
†	Annualized
*	Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 4/30/06.
+	Includes the effect of a one-time special dividend (0.24% of average net assets) that is not expected to recur.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments (1)
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2005 (Unaudited)

Shares/$ Par		Value
(Cost and value in $ 000s)
COMMON STOCKS 98.7%

CONSUMER DISCRETIONARY 12.5%
Automobiles 0.8%
GM	28,500	$969
		969
Hotels, Restaurants & Leisure 0.5%
McDonald’s	23,000	638
		638
Household Durables 1.2%
Newell Rubbermaid	62,400	1,488
		1,488
Media 8.4%
Comcast, Class A *	59,000	1,767
Disney	45,400	1,143
Dow Jones	22,150	785
Liberty Media, Class A *	172,100	1,754
New York Times, Class A	32,500	1,012
Time Warner *	129,750	2,168
Viacom, Class B	43,000	1,377
		10,006
Specialty Retail 1.6%
Home Depot	29,100	1,132
RadioShack	31,300	725
		1,857
Total Consumer Discretionary		14,958

CONSUMER STAPLES 5.3%
Beverages 2.5%
Anheuser-Busch	27,700	1,268
Coca-Cola	40,100	1,674
		2,942
Food Products 1.8%
Campbell Soup	34,250	1,054
General Mills	22,700	1,062
		2,116
Tobacco 1.0%
Altria Group	19,400	1,254
		1,254
Total Consumer Staples		6,312

ENERGY 10.6%
Energy Equipment & Services 1.8%
Baker Hughes	41,900	2,144
		2,144
Oil, Gas & Consumable Fuels 8.8%
Amerada Hess	7,400	788
Chevron	67,300	3,764
ExxonMobil	103,000	5,919
		10,471
Total Energy		12,615

FINANCIALS 32.6%
Capital Markets 7.0%
Charles Schwab	82,500	931
Franklin Resources	16,500	1,270
Mellon Financial	46,300	1,328
Merrill Lynch	26,950	1,483
Morgan Stanley	33,700	1,768
State Street	33,700	1,626
		8,406
Commercial Banks 6.5%
Bank of America	77,600	3,539
Fifth Third Bancorp	29,000	1,195
SunTrust	12,000	867
U.S. Bancorp	76,150	2,224
		7,825
Consumer Finance 1.3%
American Express	29,740	1,583
		1,583
Diversified Financial Services 7.4%
Citigroup	98,133	4,537
J.P. Morgan Chase	120,386	4,252
		8,789
Insurance 9.4%
American International Group	42,500	2,469
Hartford Financial Services	20,700	1,548
Lincoln National	25,500	1,197
Marsh & McLennan	91,300	2,529
Prudential	13,150	863
SAFECO	16,750	910
St. Paul Companies	43,000	1,700
		11,216
Thrifts & Mortgage Finance 1.0%
Fannie Mae	21,200	1,238
		1,238
Total Financials		39,057

HEALTH CARE 7.2%
Pharmaceuticals 7.2%
Bristol Myers Squibb	36,300	907
Johnson & Johnson	22,600	1,469
Merck	60,900	1,875
Pfizer	76,000	2,096
Schering-Plough	44,900	856
Wyeth	31,050	1,382
Total Health Care		8,585

INDUSTRIALS & BUSINESS SERVICES 9.3%
Aerospace & Defense 2.9%
Honeywell International	63,800	2,337
Raytheon	30,050	1,176
		3,513
Commercial Services & Supplies 1.2%
Waste Management	49,300	1,397
		1,397
Industrial Conglomerates 3.6%
GE	98,200	3,402
Tyco International	33,250	971
		4,373
Road & Rail 1.6%
Union Pacific	28,900	1,873
		1,873
Total Industrials & Business Services		11,156

INFORMATION TECHNOLOGY 6.4%
Communications Equipment 0.8%
Motorola	50,700	926
		926
Computers & Peripherals 3.0%
Hewlett-Packard	75,634	1,778
IBM	23,900	1,773
		3,551
Semiconductor & Semiconductor Equipment 1.1%
Texas Instruments	47,200	1,325
		1,325
Software 1.5%
Microsoft	73,500	1,826
		1,826
Total Information Technology		7,628

MATERIALS 4.3%
Chemicals 2.5%
Dow Chemical	18,150	808
DuPont	30,340	1,305
Hercules *	64,550	913
		3,026
Metals & Mining 0.6%
Nucor	14,700	671
		671
Paper & Forest Products 1.2%
International Paper	47,900	1,447
		1,447
Total Materials		5,144

TELECOMMUNICATION SERVICES 6.0%
Diversified Telecommunication Services 6.0%
Alltel	19,600	1,221
Qwest Communications
International *	265,700	986
SBC Communications	38,700	919
Sprint	71,050	1,782
Verizon Communications	66,400	2,294
Total Telecommunication Services		7,202

UTILITIES 4.5%
Electric Utilities 1.3%
FirstEnergy	32,300	1,554
		1,554
Gas Utilities 1.7%
NiSource	81,800	2,023
		2,023
Independent Power Producers & Energy Traders 1.5%
Duke Energy	61,150	1,818
		1,818
Total Utilities		5,395
Total Common Stocks (Cost $110,740)		118,052

SHORT-TERM INVESTMENTS 1.7%
U.S. Treasury Obligations 0.2%
U.S. Treasury Bills
2.79%, 7/7/05	250,000	250
		250
Money Market Fund 1.5%
T. Rowe Price Reserve
Investment Fund, 3.14% #†	1,833,990	1,834
		1,834
Total Short-Term Investments
(Cost $2,084)		2,084

Total Investments in Securities
100.4% of Net Assets (Cost $112,824)		$120,136

(1)	Denominated in U.S. dollars unless otherwise noted
#	Seven-day yield
*	Non-income producing
†	Affiliated company – See Note 4

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2005 (Unaudited)
(In thousands except shares and per share amounts)

Assets
Investments in securities, at value
Affiliated companies (cost $1,834)	$1,834
Non-affiliated companies (cost $110,990)	118,302

Total investments in securities	120,136
Dividends and interest receivable	166
Receivable for investment securities sold	1,645
Receivable for shares sold	17,131
Other assets	21

Total assets	139,099

Liabilities
Investment management fees payable	38
Payable for investment securities purchased	19,397
Due to affiliates	5
Other liabilities	7

Total liabilities	19,447

NET ASSETS	$119,652

Net Assets Consist of:
Undistributed net investment income (loss)	$763
Undistributed net realized gain (loss)	1,988
Net unrealized gain (loss)	7,312
Paid-in-capital applicable to 9,463,659 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized	109,589

NET ASSETS	$119,652

NET ASSET VALUE PER SHARE	$12.64

The accompanying notes are an integral part of these financial statements.

Statement of Operations
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($ 000s)
6 Months
Ended
6/30/05
Investment Income (Loss)
Income
Dividend	$1,015
Interest	2

Total income	1,017

Expenses
Investment management	232
Custody and accounting	56
Registration	23
Legal and audit	6
Prospectus and shareholder reports	3
Directors	3
Miscellaneous	4
Reductions/repayments of fees and expenses
Investment management fees (waived) repaid	(52)

Total expenses	275
Expenses paid indirectly	(1)

Net expenses	274

Net investment income (loss)	743

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	1,623
Futures	(58)

Net realized gain (loss)	1,565
Change in net unrealized gain (loss) on securities	(2,724)

Net realized and unrealized gain (loss)	(1,159)

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$(416)

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets
T. Rowe Price Institutional Large-Cap Value Fund
(Unaudited)
($ 000s)
	6 Months	Year
	Ended	Ended
	6/30/05	12/31/04
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$743	$1,025
Net realized gain (loss)	1,565	1,479
Change in net unrealized gain (loss)	(2,724)	6,798

Increase (decrease) in net assets from operations	(416)	9,302

Distributions to shareholders
Net investment income	–	(1,042)
Net realized gain	–	(1,158)

Decrease in net assets from distributions	–	(2,200)

Capital share transactions *
Shares sold	46,997	28,034
Distributions reinvested	–	2,029
Shares redeemed	(2,643)	(3,616)

Increase (decrease) in net assets from capital
share transactions	44,354	26,447

Net Assets
Increase (decrease) during period	43,938	33,549
Beginning of period	75,714	42,165

End of period	$119,652	$75,714

(Including undistributed net investment income of $763
at 6/30/05 and $20 at 12/31/04)

*Share information
Shares sold	3,718	2,362
Distributions reinvested	–	162
Shares redeemed	(209)	(307)

Increase (decrease) in shares outstanding	3,509	2,217

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements
T. Rowe Price Institutional Large-Cap Value Fund
June 30, 2005 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Institutional Equity Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Institutional Large-Cap Value Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 2000. The fund seeks to provide long-term capital appreciation by investing in common stocks believed to be undervalued. Income is a secondary objective.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $2,000 for the six months ended June 30, 2005. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended June 30, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $56,707,000 and $11,946,000, respectively, for the six months ended June 30, 2005.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of June 30, 2005.

At June 30, 2005, the cost of investments for federal income tax purposes was $112,824,000. Net unrealized gain aggregated $7,312,000 at period-end, of which $9,408,000 related to appreciated investments and $2,096,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee equal to 0.55% of the fund’s average daily net assets. The fee is computed daily and paid monthly.

The fund is also subject to a contractual expense limitation through April 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.65%. The fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the fund’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than April 30, 2008. Pursuant to this agreement, at June 30, 2005, management fees waived and expenses previously reimbursed by the manager in the amount of $352,000 remain subject to repayment by the fund.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended June 30, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $2,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as due to affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended June 30, 2005, dividend income from the Reserve Funds totaled $35,000, and the value of shares of the Reserve Funds held at June 30, 2005 and December 31, 2004 was $1,834,000 and $1,140,000, respectively.

As of June 30, 2005, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 244,029 shares of the fund, representing 3% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1- and 3- periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds. Because the Manager is currently waiving a significant portion of its fee for this particular fund, the Board was not provided with estimates of the gross profits realized from managing this fund. The Board concluded that the Manager’s profits from advising T. Rowe Price mutual funds were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. The Board concluded that, based on the profitability data it reviewed, the Contract provided for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Institutional Equity Funds, Inc.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	August 18, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	August 18, 2005